                                                              EXHIBIT (h)(35)(c)

           Amendment No. 2 to Administrative Services Letter Agreement
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

The Administrative Services Letter Agreement, dated as of December 1, 1999, by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of
                     ----------------

OppenheimerFunds, Inc.


By:
    ---------------------------------
Name:
Title:


American General Life Insurance Company


By:
    ---------------------------------
Name:
Title:

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                                  Schedule B to
           Amendment No. 3 to Administrative Services Letter Agreement
                            (Effective             )
                                       ------------
                                      Among
                             OppenheimerFunds, Inc.
                                       and
                     American General Life Insurance Company

Separate Accounts                         Products
-----------------                         --------
American General Life Insurance Company   The One VUL Solution
Separate Account VL-R                     Variable Life Insurance
                                          Policy Form No. 99615

                                          AG Legacy Plus
                                          Variable Life Insurance
                                          Policy Form No. 98615

                                          Platinum Investor II
                                          Variable Life Insurance
                                          Policy Form No. 97610

                                          Platinum Investor III
                                          Variable Life Insurance
                                          Policy Form No. 00600

                                          Platinum Investor Survivor
                                          Variable Life Insurance
                                          Policy Form No. 99206

                                          Platinum Investor Survivor II
                                          Variable Life Insurance
                                          Policy Form No. 01206

                                          Platinum Investor PLUS
                                          Variable Life Insurance
                                          Policy Form No. 02600

                                          Platinum Investor FlexDirector
                                          Variable Life Insurance
                                          Policy Form No. 03601

                                       2

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                                          Corporate America
                                          Variable Life Insurance
                                          Policy Form No. 99301

                                          AGL Platinum Investor IV
                                          Variable Life Insurance
                                          Policy Form No. 04604

American General Life Insurance Company   Platinum Investor Immediate
Separate Account D                        Variable Annuity
                                          Policy Form No. 03017

                                       3